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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  July 31, 2000
                Date of Report (Date of earliest event reported)

                              NATIONAL REALTY, L.P.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                         1-9648                 75-2163175
(State or other Jurisdiction      (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

                    10670 NORTH CENTRAL EXPRESSWAY, SUITE 300
                               DALLAS, TEXAS 75231
          (Address of Principal Executive Offices, Including Zip Code)

                                 (214) 692-4700
              (Registrant's telephone number, including area code)


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                              NATIONAL REALTY, L.P.

                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

         The reorganization and combination of American Realty Trust, Inc. and National Realty, L.P. previously postponed from its original June 30, 2000 date has been rescheduled to occur on or before August 3, 2000. The units of National Realty, L.P. (AMEX: NLP) will cease trading on the American Stock Exchange as of the close of trading on August 2, 2000. The Partnership anticipates that the common stock of American Realty Investors, Inc. will commence trading on the New York Stock Exchange on August 3, 2000 under the trading symbol "ARL."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 31, 2000                     NATIONAL REALTY, L.P.


                                         By:   NRLP MANAGEMENT CORP.
                                               its General Partner


                                               By:  /s/ Robert A. Waldman
                                                  ------------------------------
                                                    Robert A. Waldman
                                                    Senior Vice President